DWS VARIABLE SERIES II

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO

                                ----------------

                                DWS Balanced VIP

Effective on or about December 19, 2007, the portfolio's investment advisor will add an equity component to the portfolio's current global tactical asset allocation strategy (iGAP). Accordingly, the following replaces similar disclosure in "The Portfolio's Main Investment Strategy" section of the prospectuses.

iGAP Strategy. In addition to the portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond, equity and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indexes and over-the-counter forward currency contracts, and is expected to have a low correlation to the portfolio's other securities holdings.

Because the iGAP strategy relies primarily on futures contracts, forward currency contracts and other derivative instruments, the aggregate notional market exposure obtained from such investments may range up to 100% of the assets of the portfolio (assuming the maximum allocation to the iGAP strategy).

The following supplements "The Main Risks of Investing in the Portfolio" section of the prospectuses.

iGAP Risk. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the portfolio may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

The following portfolio manager has been added to the existing portfolio management team as listed in "The Portfolio Managers" section of the prospectuses.


  Matthias Knerr, CFA
  Managing Director, Deutsche Asset
  Management and Portfolio Manager
  of the portfolio.
  o Joined Deutsche Asset Management in 1995 as a member of the International Equity team, serving as portfolio manager and investment analyst, and joined the portfolio in 2007.
  o Senior portfolio manager for International Select Equity and International Equity Strategies: New York.
  o Previously served as portfolio manager for the Deutsche European Equity Fund and the Deutsche Global Select Equity Fund, and as head of global equity research team for Capital Goods sector: London.
  o   BS, Pennsylvania State University.

Subadvisor. Upon shareholder approval of a proposed sub-advisory agreement (the "Sub-Advisory Agreement"), between Deutsche Investment Management Americas Inc. ("DIMA") and Deutsche Asset Management International GmbH ("DeAMi"), DeAMi will be the subadvisor to the portfolio responsible for the portfolio management for a portion of the large cap value allocation of the portfolio. The Sub-Advisory Agreement will be submitted for approval by shareholders at a shareholder meeting to be held in the first quarter of 2008. Sub-advisory fees payable under the Sub-Advisory Agreement will be paid by DIMA and will have no effect on investment management fees paid by the portfolio to DIMA pursuant to the investment management agreement.



                                                                     [Logo]DWS
                                                                       SCUDDER
December 17, 2007                                          Deutsche Bank Group

The following information supplements existing information for the above portfolio in "The Portfolio Managers" section of the prospectuses upon shareholder approval of the Sub-Advisory Agreement.

Subadvisor for DWS Balanced VIP

Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany, 60327, will be a subadvisor for the portfolio upon shareholder approval of the Sub-Advisory Agreement. DeAMi will render investment advisory and management services for a portion of the large cap value allocation of the portfolio. DeAMi is an investment advisor registered with the US Securities and Exchange Commission and currently manages over $40 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA will compensate DeAMi out of the management fee it receives from the portfolio.

Upon shareholder approval of the Sub-Advisory Agreement, the following portfolio manager will be added to the existing portfolio management team as listed in "The Portfolio Managers" section of the prospectuses.


  Thomas Schuessler, PhD
  Director of Deutsche Asset Management
  and Portfolio Manager of the portfolio.
  o   Joined Deutsche Asset Management
      in 2001 after 5 years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
  o   US and Global Fund Management:
      Frankfurt.
  o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

The following information supplements the disclosure in the "Investment Advisor" section of the prospectuses.

A discussion regarding the Board's consideration of the Sub-Advisory Agreement for DWS Balanced VIP will be included in the Portfolio's annual report for the year ended December 31, 2007.






















               Please Retain This Supplement for Future Reference


December 17, 2007